UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 10, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Xerox Holdings Corporation and Xerox Corporation (collectively, “registrant” or “Xerox”) announced today that their respective Boards have appointed Xavier Heiss to serve as registrant’s Executive Vice President and Chief Financial Officer, effective January 1, 2021. Mr. Heiss has been serving as interim Chief Financial Officer since September 30, 2020 following the resignation of previous Chief Financial Officer, William F. Osbourn, Jr., as was reported in the Form
8-K
Report filed by registrant on September 11, 2020.
Mr. Heiss, 57, has been employed by Xerox for 32 years and has served in various leadership positions in finance, business transformation and sales. Prior to being promoted to Executive Vice President and President of EMEA Operations earlier in 2020, Mr. Heiss served as Xerox Controller and Chief Financial Officer of Xerox’s Americas Operations. Prior to that, he served as Vice President of Xerox Financial Planning and Analysis and Global Finance Shared Services.
In connection with Mr. Heiss being named Chief Financial Officer, registrant has taken the following actions regarding his compensation, effective January 1, 2021: increased his annual cash base salary by $50,000; increased his annual cash target bonus amount by $50,000; and increased his annual long-term incentive (equity) target award amount by $900,000. Mr. Heiss’ total target 2021 compensation, reflecting these changes, will be: annual cash base salary of $500,000; annual cash target bonus of $500,000; and annual long-term incentive (equity) target award of $2,000,000.
A copy of registrant’s news release announcing Mr. Heiss’ appointment is being filed as Exhibit 99.1 to this Current Report on
Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Xerox press release regarding appointment of Xavier Heiss as Chief Financial Officer.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: December 11, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: December 11, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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